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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2004

WESTERN GAS RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Other Jurisdiction of Incorporation)	1-10389 (Commission File Number)	84-1127613 (IRS Employer Identification No.)
1099 18th Street, Suite 1200, Denver, Colorado (Address of Principal Executive Offices)		80202 (Zip Code)

(303) 452-5603
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        On April 22, 2004, Western Gas Resources, Inc. issued a press release announcing the completion of its previously announced redemption of all remaining outstanding shares of its $2.625 Cumulative Convertible Preferred Stock.

        The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)
Exhibit:

99
Press release, dated April 22, 2004, announcing the completion of the previously announced redemption of all remaining shares of Western Gas Resources, Inc. $2.625 Cumulative Convertible Preferred Stock.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS RESOURCES, INC. (Registrant)
Date: April 22, 2004	By:	/s/ WILLIAM J. KRYSIAK Name: William J. Krysiak Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated April 22, 2004, announcing the completion of the previously announced redemption of all remaining shares of Western Gas Resources, Inc. $2.625 Cumulative Convertible Preferred Stock.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX